Convertible Notes	12 Months Ended
Dec. 31, 2021
Convertible Notes
Note 9. Convertible Notes
On August 24, 2020, Legacy Hyzon entered into two Convertible Note Purchase Agreements (the “Agreements”), each with a separate purchaser. Each agreement authorized the issuance and sale of convertible promissory notes (the “2020 Notes”). The 2020 Notes issued on August 24, 2020 had a combined principal amount of $0.5 million and each bore an interest rate of 10%, payable semi-annually in cash or in the form of the 2020 Notes. The 2020 Notes were set to mature one year after the issuance date (i.e., August 24, 2021), unless converted at a prior date.
Upon the consummation of an initial closing of a Qualified Financing, as defined, the 2020 Notes were convertible into a variable number of shares of the series or class of capital stock sold in the Qualified Financing equal to the par value of the 2020 Notes, either automatically or at the option of Legacy Hyzon. A Qualified Financing is defined as a private round of equity financing consummated by Legacy Hyzon resulting in aggregate proceeds of at least $10 million including the aggregate principal balance of the 2020 Notes as converted, with a minimum pre-money valuation equal to at least $175 million.

On October 19, 2020, Legacy Hyzon closed a Qualified Financing and the 2020 Notes were converted into 250,000 common shares.
In
February
2021, the Company entered into a Convertible Notes Purchase Agreement with certain investors for the purchase and sale of $45 million in Convertible Notes (the “Convertible Notes”). The Convertible Notes accrued interest at an annual rate of 1% commencing upon issuance and compounding semi-annually on each August 1 and February 1. Interest was payable by increasing the principal amount of the Convertible Notes (with such increased amount accruing interest as well) on each interest payment due date.
As

the Convertible Notes contained various settlement outcomes, the Company evaluated each scenario for accounting purposes. The conversion features settled at discounts upon certain financing events were determined to be redemption features and were evaluated as embedded derivatives and bifurcated from the Convertible Notes due to the substantial premium to be paid upon redemption. At issuance, option-based features were determined to have a de minimis fair value, and non-option-based features were bifurcated assuming the issuance fair value was zero
. Changes in the derivative liability fair values were reported in operating results each reporting period, prior to the close of the Business Combination.
For the period from February 2021 to the close date of the Business Combination, the Company recorded $0.2 million of interest expense related to the stated interest for the Convertible Notes and $5.0 million related to the change in the value of the bifurcated embedded derivative within interest expense.
Upon the closing, immediately prior to the Business Combination, the Convertible Notes and the accrued interest automatically converted into 5,022,052 shares of common stock of the
Company (see Note 3, Business Combination).